EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement on Form S-8 of our report dated April 15, 2009, relating to the consolidated financial statements of Carbonics Capital Corporation as of December 31, 2008 and for the years ended December 31, 2008 and 2007.

                                    /s/ Rosenberg Rich Baker Berman & Company
                                    -----------------------------------------
                                        Rosenberg Rich Baker Berman & Company

Bridgewater, New Jersey
October 2, 2009